UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017 (August 10, 2017)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21th Floor New York, NY 10022
(Address of principal executive offices)

(212) 521-4052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 10, 2017, the Board of Directors of 1847 Holdings LLC (the “Company”) accepted the resignation of KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm, effective as of such date. Effective as of August 10, 2017, the Board of Directors approved the engagement of Sadler, Gibb & Associates, LLC (“Sadler”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2017.

During the Company’s fiscal years ended December 31, 2015 and 2016, and the subsequent interim period through the date of resignation (August 10, 2017), there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the “reportable events” set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which KLJ served as the Company’s principal independent accountants. None of KLJ’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2016 contained an adverse opinion or a disclaimer of opinion and none were qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KLJ with a copy of this disclosure and requested that KLJ furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether KLJ agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of KLJ’s letter dated as of August 11, 2017, is filed as Exhibit 16.1 hereto.

During the Company’s fiscal years ended December 31, 2015 and 2016, and the subsequent interim period through August 10, 2017, the Company has not consulted with Sadler regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Sadler did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from KLJ & Associates LLP, dated as of August 11, 2017 (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: August 11, 2017	By:	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KLJ & Associates LLP, dated as of August 11, 2017 (filed herewith)

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